UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2004

Genworth Financial, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 6620 West Broad Street

Richmond, Virginia 23230

(Address of Principal Executive Offices) (Zip Code)

(804) 281-6000

(Registrant’s telephone number,

including area code)

Item 5.    Other Events and Regulation FD Disclosure.

                On  May 28, 2004, Genworth Financial, Inc. (the “Company”) completed the initial public offering of 145,000,000 shares of its Class A Common Stock.  The shares were sold in a registered public offering by GE Financial Assurance Holdings, Inc. (“GEFAHI”), an indirect subsidiary of General Electric Company.  GEFAHI also sold, in concurrent offerings, 24,000,000 of the Company’s 6% Equity Units and 2,000,000 shares of the Company’s 5.25% Series A Cumulative Preferred Stock.  The Company is filing with this current report definitive versions of agreements executed in connection with the initial public offering and the concurrent offerings.

Item 7.    Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Genworth Financial, Inc.
3.3	Certificate of Designations for Series A Cumulative Preferred Stock
4.4	Second Supplemental Indenture among GE Financial Assurance Holdings, Inc., Genworth Financial, Inc. and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank.), as Trustee
4.7	Indenture between Genworth Financial, Inc. and The Bank of New York, as Trustee
4.8	Supplemental Indenture No. 1 between Genworth Financial, Inc. and The Bank of New York, as Trustee
4.9	Purchase Contract and Pledge Agreement between Genworth Financial, Inc. and The Bank of New York, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary
4.12	Remarketing Agreement among Genworth Financial, Inc., The Bank of New York, as Purchase Contract Agent, and Morgan Stanley & Co. Incorporated, as Remarketing Agent
10.1	Master Agreement among Genworth Financial, Inc., General Electric Company, General Electric Capital Corporation, GEI, Inc. and GE Financial Assurance Holdings, Inc.
10.2	Registration Rights Agreement between Genworth Financial, Inc. and GE Financial Assurance Holdings, Inc.
10.3

Transition Services Agreement among General Electric Company, General Electric Capital Corporation, GEI, Inc., GE Financial Assurance Holdings, Inc., GNA Corporation, GE Asset Management Incorporated, General Electric Mortgage Holdings LLC and Genworth Financial, Inc.

10.4	Liability and Portfolio Management Agreement between Trinity Funding Company, LLC and Genworth Financial Asset Management, LLC
10.5	Liability and Portfolio Management Agreement among FGIC Capital Market Services, Inc., Genworth Financial Asset Management, LLC and General Electric Capital Corporation
10.6 †	Outsourcing Services Separation Agreement among Genworth Financial, Inc., General Electric Company, General Electric Capital Corporation and GE Capital International Services, Inc.
10.7	Tax Matters Agreement by and among General Electric Company, General Electric Capital Corporation, GE Financial Assurance Holdings, Inc., GEI, Inc. and Genworth Financial, Inc.
10.8	Employee Matters Agreement among Genworth Financial, Inc., General Electric Company, General Electric Capital Corporation, GEI, Inc. and GE Financial Assurance Holdings, Inc.
10.9	Transitional Trademark License Agreement between GE Capital Registry, Inc. and Genworth Financial, Inc.
10.10	Intellectual Property Cross-License between Genworth Financial, Inc. and General Electric Company
10.22	Reinsurance Agreement by and between Financial Insurance Company Limited and Viking Insurance Company, Limited
10.23	Reinsurance Agreement by and between Financial Assurance Company Limited and Viking Insurance Company, Limited
10.24	Reinsurance Agreement by and between Vie Plus S.A. and RD Plus S.A.
10.25	Mortgage Services Agreement by and among GE Mortgage Services, LLC, GE Mortgage Holdings LLC, GE Mortgage Contract Services Inc. and Genworth Financial, Inc.
10.26†	Framework Agreement between GEFA International Holdings, Inc. and GE Capital Corporation
10.27†	Business Services Agreement between GNA Corporation and Union Fidelity Life Insurance Company

10.28

Derivatives Management Services Agreement among GE Life and Annuity Assurance Company, Federal Home Life Insurance Company, First Colony Life Insurance Company, General Electric Capital Assurance Company, Genworth Financial, Inc., GNA Corporation and General Electric Capital Corporation

10.29	Agreement Regarding Continued Reinsurance of Insurance Products by and between General Electric Capital Company and Viking Insurance Company Ltd.
10.30	Transitional Services Agreement between Financial Insurance Group Services Limited and GE Life Services Limited
10.31†	Amended and Restated Investment Management and Services Agreement between General Electric Capital Assurance Company and GE Asset Management Incorporated
10.32†	Investment Management Agreement between Financial Assurance Company Limited and GE Asset Management Limited
10.34†	Amended and Restated Master Outsourcing Agreement by and between General Electric Capital Assurance Company and GE Capital International Services
10.35†	Amended and Restated Master Outsourcing Agreement by and between First Colony Life Insurance Company and GE Capital International Services
10.36†	Amended and Restated Master Outsourcing Agreement by and between GE Life and Annuity Assurance Company and GE Capital International Services
10.38	180-Day Bridge Credit Agreement among Genworth Financial, Inc., as borrower, and the Lenders Named therein
10.39	364-Day Credit Agreement among Genworth Financial, Inc., as borrower, the Lenders Named therein, and JPMorgan Chase Bank and Bank of America, N.A., as Co-Administrative Agents
10.40	Five-Year Credit Agreement among Genworth Financial, Inc., as borrower, the Lenders Named therein, and JPMorgan Chase Bank and Bank of America, N.A., as Co-Administrative Agents
10.45	Administrative Services Agreement by and between GE Group Life Assurance Company and Union Fidelity Life Insurance Company
10.46	Subordinated Contingent Promissory Note between Genworth Financial, Inc. and GE Financial Assurance Holdings, Inc.
10.47	Canadian Tax Matters Agreement among General Electric Company, General Electric Capital Corporation, GECMIC Holdings Inc., GE Capital Mortgage Insurance Company (Canada) and Genworth Financial, Inc.
10.55	Liability and Portfolio Management Agreement between Trinity Plus Funding Company, LLC and Genworth Financial Asset Management, LLC
10.57

European Tax Matters Agreement among General Electric Company, General Electric Capital Corporation, Financial Assurance Company Limited, Financial Insurance Group Services Limited, GEFA International Holdings Inc., Genworth Financial, Inc., GEFA UK Holdings Limited and other parties thereto

10.58	Australian Tax Matters Agreement between Genworth Financial, Inc. and General Electric Capital Corporation

†              Omits information for which confidential treatment has been granted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: June 7, 2004	By	/s/ Richard P. McKenney
Name: Richard P. McKenney
Title: Senior Vice President — Chief Financial Officer

EXHIBIT INDEX

Number	Description

3.1	Amended and Restated Certificate of Incorporation of Genworth Financial, Inc.
3.3	Certificate of Designations for Series A Cumulative Preferred Stock
4.4	Second Supplemental Indenture among GE Financial Assurance Holdings, Inc., Genworth Financial, Inc. and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank.), as Trustee
4.7	Indenture between Genworth Financial, Inc. and The Bank of New York, as Trustee
4.8	Supplemental Indenture No. 1 between Genworth Financial, Inc. and The Bank of New York, as Trustee
4.9	Purchase Contract and Pledge Agreement between Genworth Financial, Inc. and The Bank of New York, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary
4.12	Remarketing Agreement among Genworth Financial, Inc., The Bank of New York, as Purchase Contract Agent, and Morgan Stanley & Co. Incorporated, as Remarketing Agent
10.1	Master Agreement among Genworth Financial, Inc., General Electric Company, General Electric Capital Corporation, GEI, Inc. and GE Financial Assurance Holdings, Inc.
10.2	Registration Rights Agreement between Genworth Financial, Inc. and GE Financial Assurance Holdings, Inc.
10.3

Transition Services Agreement among General Electric Company, General Electric Capital Corporation, GEI, Inc., GE Financial Assurance Holdings, Inc., GNA Corporation, GE Asset Management Incorporated, General Electric Mortgage Holdings LLC and Genworth Financial, Inc.

10.4	Liability and Portfolio Management Agreement between Trinity Funding Company, LLC and Genworth Financial Asset Management, LLC
10.5	Liability and Portfolio Management Agreement among FGIC Capital Market Services, Inc., Genworth Financial Asset Management, LLC and General Electric Capital Corporation
10.6 †	Outsourcing Services Separation Agreement among Genworth Financial, Inc., General Electric Company, General Electric Capital Corporation and GE Capital International Services, Inc.
10.7	Tax Matters Agreement by and among General Electric Company, General Electric Capital Corporation, GE Financial Assurance Holdings, Inc., GEI, Inc. and Genworth Financial, Inc.
10.8	Employee Matters Agreement among Genworth Financial, Inc., General Electric Company, General Electric Capital Corporation, GEI, Inc. and GE Financial Assurance Holdings, Inc.
10.9	Transitional Trademark License Agreement between GE Capital Registry, Inc. and Genworth Financial, Inc.
10.10	Intellectual Property Cross-License between Genworth Financial, Inc. and General Electric Company
10.22	Reinsurance Agreement by and between Financial Insurance Company Limited and Viking Insurance Company, Limited
10.23	Reinsurance Agreement by and between Financial Assurance Company Limited and Viking Insurance Company, Limited
10.24	Reinsurance Agreement by and between Vie Plus S.A. and RD Plus S.A.
10.25	Mortgage Services Agreement by and among GE Mortgage Services, LLC, GE Mortgage Holdings LLC, General Electric Mortgage Contract Services Inc. and Genworth Financial, Inc.
10.26†	Framework Agreement between GEFA International Holdings, Inc. and GE Capital Corporation
10.27†	Business Services Agreement between GNA Corporation and Union Fidelity Life Insurance Company
10.28

Derivatives Management Services Agreement among GE Life and Annuity Assurance Company, Federal Home Life Insurance Company, First Colony Life Insurance Company, General Electric Capital Assurance Company, and Genworth Financial, Inc. and GNA Corporation and General Electric Capital Corporation

10.29	Agreement Regarding Continued Reinsurance of Insurance Products by and between General Electric Capital Company and Viking Insurance Company Ltd.
10.30	Transitional Services Agreement between Financial Insurance Group Services Limited and GE Life Services Limited
10.31†	Amended and Restated Investment Management and Services Agreement between General Electric Capital Assurance Company and GE Asset Management Incorporated

10.32†	Investment Management Agreement between Financial Assurance Company Limited and GE Asset Management Limited
10.34†	Amended and Restated Master Outsourcing Agreement by and between General Electric Capital Assurance Company and GE Capital International Services
10.35†	Amended and Restated Master Outsourcing Agreement by and between First Colony Life Insurance Company and GE Capital International Services
10.36†	Amended and Restated Master Outsourcing Agreement by and between GE Life and Annuity Assurance Company and GE Capital International Services
10.38	180-Day Bridge Credit Agreement among Genworth Financial, Inc., as borrower, and the Lenders Named therein
10.39	364-Day Credit Agreement among Genworth Financial, Inc., as borrower, the Lenders Named therein, and JPMorgan Chase Bank and Bank of America, N.A., as Co-Administrative Agents
10.40	Five-Year Credit Agreement among Genworth Financial, Inc., as borrower, the Lenders Named therein, and JPMorgan Chase Bank and Bank of America, N.A., as Co-Administrative Agents
10.45	Administrative Services Agreement by and between GE Group Life Assurance Company and Union Fidelity Life Insurance Company
10.46	Subordinated Contingent Promissory Note between Genworth Financial, Inc. and GE Financial Assurance Holdings, Inc.
10.47	Canadian Tax Matters Agreement among General Electric Company, General Electric Capital Corporation, GECMIC Holdings Inc., GE Capital Mortgage Insurance Company (Canada) and Genworth Financial, Inc.
10.55	Liability and Portfolio Management Agreement between Trinity Plus Funding Company, LLC and Genworth Financial Asset Management, LLC
10.57

European Tax Matters Agreement among General Electric Company, General Electric Capital Corporation, Financial Assurance Company Limited, Financial Insurance Group Services Limited, GEFA International Holdings Inc., Genworth Financial, Inc., GEFA UK Holdings Limited and other parties thereto

10.58	Australian Tax Matters Agreement between Genworth Financial, Inc. and General Electric Capital Corporation

†              Omits information for which confidential treatment has been granted.